UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Announces Favorable Topline Results from Phase 1 SAD Study of Oral Ketamir-2, a Next-Generation Non-Scheduled Ketamine Analog

Study demonstrated that Ketamir-2 was safe and well tolerated at all dose levels, with a favorable safety and tolerability profile, with no severe or clinically significant adverse effects observed. The drug showed rapid and predictable absorption and a favorable duration of action supporting once-daily dosing.

On September 22, 2025, MIRA Pharmaceuticals, Inc. (the “Company”) announced topline results from the single ascending dose (SAD) portion of its ongoing Phase 1 clinical trial evaluating oral Ketamir-2 in healthy volunteers.

The randomized, placebo-controlled study enrolled 32 healthy adult participants across four escalating oral dose cohorts (50 mg to 600 mg). The primary endpoints were safety, tolerability, and pharmacokinetic (PK) characterization.

Pharmacokinetic Results

●	Dose-proportional increases in exposure (Cmax and AUC) were observed across all dose levels tested.
●	Median time to maximum plasma concentration (Tmax) was reached within 1–2 hours, consistent across cohorts.
●	Terminal half-life (t½) of Ketamir-2 ranged from 2 to 5 hours.
●	The primary active metabolite, nor-Ketamir, demonstrated a half-life of 6.5 to 8.5 hours.

Safety and Tolerability Results

●	Ketamir-2 was generally safe and well tolerated across all four cohorts.
●	No dose-limiting toxicities or serious adverse events were observed.
●	Reported treatment-emergent adverse events were transient and resolved without intervention.
●	Central nervous system (CNS) safety was monitored using validated tools (C-SSRS, Bowdle VAS, KSET). Across all SAD cohorts, no clinically significant adverse effects of Ketamir-2 observed.

Next Steps

Based on the data, the Company is initiating the multiple ascending dose (MAD) portion of the Phase 1 study in healthy volunteers, to be followed by a Phase 2a trial in patients with neuropathic pain.

Additional Information

The U.S. Drug Enforcement Administration’s scientific review of Ketamir-2 concluded that it would not be considered a controlled substance or listed chemical under the Controlled Substances Act and its governing regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: September 22, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer